UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): AUGUST 18, 1999

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     FLORIDA                          0-21341                    65-0039856
 (STATE OR OTHER                    (COMMISSION               (I.R.S. EMPLOYER
  JURISDICTION                      FILE NUMBER)             IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 682-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   PAGE 1 OF 5
                             EXHIBIT INDEX ON PAGE 4

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ITEM 5.           OTHER EVENTS

The news release of the Registrant and Ocwen Asset Investment Corp. dated August 18, 1999, announcing the setting of record and meeting dates for shareholders of both companies to vote upon proposals relating to the proposed acquisition of Ocwen Asset Investment Corp. by the Registrant and certain other information is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.           FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION  AND
                  EXHIBITS

  (a) - (b)       Not applicable.


  (c)             Exhibits

                  The following exhibits are filed as part of this report:

                  99.1 Text of a press release by the Registrant dated August
                       18, 1999.

                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                      OCWEN FINANCIAL CORPORATION
                      (Registrant)


                      By:  /s/ MARK S. ZEIDMAN
                           -----------------------------------------------------
                               Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer


Date:  August 19, 1999

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INDEX TO EXHIBIT



     EXHIBIT NO.   DESCRIPTION                                              PAGE

         99.1      News release of the Registrant  and Ocwen Asset           5
                   Investment Corp. dated August 18, 1999, announcing the setting of the record and meeting dates for shareholders to vote upon proposals relating to the proposed acquisition of Ocwen Asset Investment
                   Corp. by the Registrant and certain other information

                                       4